Inuvo At A Glance IntentKey™ Artificial Intelligence for Marketing & Advertising Patented AI technology – 18, 7 pending Headquarters in Little Rock and San Jose NYSE American: INUV $18M cash with strong post pandemic growth Experienced 80-person team Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Safe Harbor Statement / Non-Disclosure Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about expenses, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could cause actual performance or results to differ materially from those expressed in or suggested by forward-looking statements. These statements are based on the current expectations or beliefs of the Company’s management and are subject to various known and unknown risks that could cause actual results to differ materially from those described in the forward-looking statements, including, but not limited to, product demand, pricing, market acceptance, changing economic conditions, risks in product and technology development, the effect of the Company's accounting policies, increasing competition, the Company’s ability to integrate companies and businesses acquired by it and certain other risk factors, including those that are set forth from time to time in the Company's filings with the United States Securities and Exchange Commission, which may cause the actual results, performance and achievements of the Company to be materially different from any future results, performance and achievements implied by such forward-looking statements.

Inuvo's Strategic Timeline

Two advertising products well positioned for the future and capital allocated to IntentKey™.

inuvo
Intelligent Advertising

2014 — *New York to Little Rock*
Moved to Little Rock to access more economical technical resources to support growth with a grant from the State.

2015 — *Strong Growth & AEBITDA*
Generated roughly $14M in AEBITDA between 2014-2017 by scaling ValidClick™ & locking in significant, unique and lasting contracts with Google, Yahoo and others.

2016 — *Bringing AI to Advertising*
Strong ValidClick™ cash flow was used to pay down debt. Began using cash to fund data platform startup project.

2017 — *Artificial Intelligence*
Acquired core AI technology developed in UCLA lab. Developed industry changing solution based on AI designed to solve privacy related targeting issues believed to be forthcoming.

2018 — *Strategically Focused*
Company scaled back lower margin revenue and reallocated resources to reduce burn rate during the investment phase of the IntentKey™

2019 — *Fuel Growth /Capital*
IntentKey™ launched, results continue to exceed client goals by roughly 40%. Capital raised to scale business.

2020 — *Scalability*
The IntentKey™ has been growing sequentially roughly 10% quarterly since its launch in 2019. Looking to acquire companies with access to brands to accelerate scale.

2021

ValidClick™ *(Advertising Services)*	IntentKey™ Development / Launch	IntentKey™ *(Advertising Platform & Service)*

IntentKey™ market is large and expects SaaS and Services to scale based on client results & possible acquisitions.

Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo's permission.

4

ValidClick Advertising
(~75% Revenue)

ValidClick is an advertising service provided to Google, Yahoo, and others wherein excess demand for ad placements can be fulfilled by the ValidClick platform.

INUVO maintains long-standing relationships with these large consolidators of advertising budgets, which the company believes becomes even more valuable as cookies are eliminated.


Advertisers
> 50B spend
Google
yahoo!
Microsoft Bing
at&t
ValidClick™ places
unfulfilled Ads
alot
SMARTERTRAVEL
AARP

Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo's permission.

5

IntentKey™ Advertising
(~25% Revenue)

inuvo
Intelligent Advertising

The IntentKey™ is an advertising platform & service that uses artificial intelligence to dynamically match the reasons products are being purchased with the reason websites are being visited.

Since it's launch in 2019, the IntentKey™ AI has exceeded client goals consistently on average by over 40% and does not require cookies to drive its decisions.



Brand Agency
Demand Platform
INUVO Artificial Intelligence
Ad Exchange
Supply Platform
Publisher

Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo's permission.

INUVO’s Revenue by Quarter Q2-2021 expected to be more than 50% higher then Q2-2020. $14.9 $7.6 $9.2 $12.9 $10.6 $12.0 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 Q1-2020 Q2-2020 Q3-2020 Q4-2020 Q1-2021 Q2-2021 Forecast Post Pandemic Recovery Continues to Accelerate Q2-2021 YOY ValidClick ~ 65% IntentKey™ ~ 45% Q u ar te rl y R ev en u e in M ill io n s Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Brand or Product Competitors use identity based third-party data onboarded via cookies Urban Living Frequent Business Traveler Married with 2 Children (10 and 8) Interested in Fashion Female Age 30-45 Dual HHI Income: $140,000 College Degree Interested in Technology INUVO uses anonymous transactional signals derived by Artificial Intelligence Short Snout Sleep Quality Noise Canceling Sleep Aid Snoring Dog Difficulty Breathing Pug Brachycephalic Syndrome $80 billion dollars of annual media spend is at risk of significant underperformance starting in 2022 IntentKey™ - Predicting WHY not WHO The advertising industry is about to experience a paradigm shifting event, where WHO-based targeting will no longer be possible .

Travel insomnia Music Apnea Battery Life Sleep Aids Noise Canceling Headphones Snoring Dog Sleep Quality Sleep Difficulty Breathing Pugs Bulldogs Study Beds Pills Health Planes • Understands people, places, products, emotions, phrases…. • 25 million concepts are understood • Trillions of relationships understood • Billion of pages analyzed daily • Millions of new pages read nightly • Millions of pages interpreted per second Machine Learning Artificial Intelligence that Predicts WHY Our brains are like libraries, the neurons are like books in the library. AI predicts the signal path that led to this page AI determines the intent signals associated with any page Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

AI determines the reason WHY a product is being purchased at this exact moment. Artificial Intelligence that Matches WHY The IntentKey™ interprets content to determine why a page being visited AI determines the reason WHY content is being consumed at this exact moment. Match Place Advertising Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Display Video Native CTV Audio Multi-Channel Advertising Capabilities Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

IntentKey™ - Sample Brands Served We have a simple philosophy, everything we do has to work. In 2020, client goals were exceeded by over 40%. Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Reasons to be Excited about INUVO STRONG BALANCE SHEET With roughly $18M cash and $17M of NWC with no debt, INUVO plans to fund growth both organically and through accretive M&A. PROVEN CLIENT PERFORMANCE We have a simple philosophy, everything we do has to work. Inuvo delivers unmatched campaign performance that outperforms client branding and performance goals on average by 40%. DISRUPTIVE AI TECHNOLOGY The performance of $80 billion dollars of media spend is expected to be significantly impacted by the loss of 3rd party cookies and data. The IntentKey is poised to take market share. SCALABLE SaaS & SERVICES INUVO’s platforms offer the top line scalability of a services business model combined with the bottom-line margins associated with SaaS. Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Get in Touch Richard Howe, CEO Richard.Howe@inuvo.com Wally Ruiz, CFO Wally.Ruiz@inuvo.com Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.